Supplement to the
Fidelity® New York Municipal Income Fund
Class A, Class T, Class B and Class C
March 31, 2016
Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

Effective December 12, 2016, the redemption fee has been removed.

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Mark Sommer (co-manager) has managed the fund since June 2002.

Cormac Cullen (co-manager) and Kevin Ramundo (co-manager) have managed the fund since May 2016.

The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Cormac Cullen is co-manager of the fund, which he has managed since May 2016. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Cullen has worked as a research analyst, structured analyst, senior legal counsel, and portfolio manager.

Kevin Ramundo is co-manager of the fund, which he has managed since May 2016. He also manages other funds. Since joining Fidelity Investments in 2000, Mr. Ramundo has worked as a research analyst and portfolio manager.

Mark Sommer is co-manager of the fund, which he has managed since June 2002. He also manages other funds. Since joining Fidelity Investments in 1992, Mr. Sommer has worked as a quantitative analyst and portfolio manager.

ASNM-17-01 1.777517.127	March 1, 2017

Supplement to the
Fidelity® New York Municipal Income Fund
Class A, Class T, Class B, Class C and Class I
March 31, 2016
STATEMENT OF ADDITIONAL INFORMATION

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

Cormac Cullen, Kevin Ramundo, and Mark Sommer serve as co-managers of the fund.

The following information supplements similar information found in the "Management Contract" section.

Cormac Cullen is co-manager of Fidelity® New York Municipal Income Fund and receives compensation for his services. Kevin Ramundo is co-manager of Fidelity® New York Municipal Income Fund and receives compensation for his services. As of May 31, 2016, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) the investment performance of other FMR municipal bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index and rolling periods of up to ten years for the comparison to a peer group, if applicable. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity® New York Municipal Income Fund is based on the fund’s pre-tax investment performance measured against the Barclays® New York 4+ Year Enhanced Municipal Bond Index and the fund’s pre-tax investment performance (based on the performance of the fund’s retail class) within the Lipper℠ New York Municipal Debt Funds. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Cullen as of May 31, 2016:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	21	none	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$31,630	none	$1,746
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® New York Municipal Income Fund ($1,924 (in millions) assets managed).

As of May 31, 2016, the dollar range of shares of Fidelity® New York Municipal Income Fund beneficially owned by Mr. Cullen was none.

The following table provides information relating to other accounts managed by Mr. Ramundo as of May 31, 2016:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	21	none	4
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$31,630	none	$1,813
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® New York Municipal Income Fund ($1,924 (in millions) assets managed).

As of May 31, 2016, the dollar range of shares of Fidelity® New York Municipal Income Fund beneficially owned by Mr. Ramundo was none.

ASNM-ASNMIB-17-01 1.777519.115	March 1, 2017